Exhibit 10.68(a)

Amendment No. 1 to

10% Convertible Note

This Amendment No. 1 to 10% Convertible Note effective March 10, 2022 between Cell Source, Inc. (the “Company”) and George Verstraete (the “Lender”) is effective as of this 10th day of March 2023.

WHEREAS, the Company has previously issued to the Lender a 10% Convertible Note (the “Note”) in the principal amount of up to $6,000,000 dated and effective as of March 10, 2022;

WHEREAS, the Lender has assigned the Note to Darlene Soave Revocable Trust (the “Holder”);

WHEREAS, the Company and the Holder wish to extend the Maturity Date of the Note;

NOW THEREFORE, the Company and the Holder hereby agree as follows:

1.	Extension of Maturity Date. The Maturity Date of the Note is hereby extended until September 10, 2023.

2.	Update of Schedule A. Schedule A to the Note has been updated as per Schedule A attached hereto.

3.	Capitalized Terms. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed in the Note.

4.	Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original, but all of this shall be deemed to constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of March 10, 2023.

COMPANY

Cell Source, Inc.

By:	/s/ Itamar Shimrat
Name:	Itamar Shimrat
Title:	President and Chief Executive Officer

HOLDER

Darlene Soave Revocable Trust

By:	/s/ Darlene Soave
Name:	Darlene Soave
Title:	Trustee

Schedule A

Schedule of Loans and Payments

Date	Amount of Loan		Amount of Principal Paid	Balance Remaining Unpaid	Notation Made By
03-10-2022	$1,000,000		-0-	$1,000,000
09-13-2022	$1,000,000		-0-	$2,000,000
11-03-2022	$500,000		-0-	$2,500,000
02-28-2023	$413,018	*	-0-	$2,913,018
04-14-2023	$250,000		-0-	$3,163,018
05-17-2023	$100,000		-0-	$3,263,018

*Represents amounts paid by Lender to third parties in June 2023 and characterized as advances under the Note on February 28, 2023.